Report of Independent
 Registered Public Accounting Firm

To the Shareholders
and Board of Trustees of
Federated Managed Pool Series:

In planning and performing
our audit of the financial
statements of Federated
Corporate Bond
Strategy Portfolio,
Federated Mortgage Strategy
Portfolio and Federated
High Yield Strategy
Portfolio  (three of the
portfolios constituting
Federated Managed Pool
Series) (the "Funds") as of
and for the year ended
December 31, 2009, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United States),
 we considered the Funds' internal
control
over financial reporting,
 including controls over
safeguarding securities,
 as a basis for designing
our auditing procedures
for the purpose of expressing
 our opinion on the financial
statements and
to comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an
opinion on the effectiveness of
the Funds' internal control over
financial reporting.  Accordingly,
we express no such opinion.

The management of the Funds
is
responsible for establishing
and maintaining effective internal
control over financial reporting.
 In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A
company's internal control over
 financial reporting is a
 process designed to provide
reasonable
assurance regarding the
reliability of financial
reporting and the preparation
 of financial
statements for external
purposes in accordance with
 generally accepted accounting
 principles. A
company's internal control
over financial reporting
includes those policies and
procedures that (1)
pertain to the maintenance
of records that, in reasonable
detail, accurately and fairly
reflect the
transactions and dispositions
of the assets of the company;
 (2) provide reasonable
assurance that
transactions are recorded as
necessary to permit preparation
of financial statements
in accordance
with generally accepted
accounting principles,
and that receipts and
expenditures of the company
are being made only in
accordance with authorizations
of management and directors of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition,
 use or disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not prevent
or
detect misstatements.
Also, projections of any
 evaluation of effectiveness
to future periods are
subject to the risk that
controls may become
inadequate because of changes
in conditions, or that
the degree of compliance
 with the polices or
 procedures may deteriorate.

A deficiency in internal
 control over financial
 reporting exists when
the design or operation
of a
control does not allow
 management or employees,
in the normal course of
performing their
assigned functions,
to prevent or detect
misstatements on a
timely basis.  A
material weakness is a
deficiency, or a
combination of
deficiencies, in
internal control over
financial reporting, such
that
there is a reasonable
possibility that a
material misstatement
of the company's annual
or interim
financial statements
will not be prevented
or detected on a timely
basis.

Our consideration of the
Funds' internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose
all deficiencies in
internal control that
might be material weaknesses
 under standards established
by the Public
Company Accounting Oversight
Board (United States).
However, we noted no deficiencies in
the Funds' internal control
over financial reporting and
its operation, including controls over
safeguarding securities that
we consider to be a material
 weakness as defined above as of
December 31, 2009.

This report is intended
solely for the information
and use of management and
the Board of
Trustees of the Funds
and the Securities and
Exchange Commission and
 is not intended to be and
should not be used by
anyone other than these
specified parties.



ERNST & YOUNG LLP


Boston, Massachusetts
February 22, 2010